UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 10, 2007

ANSYS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20853	04-3219960
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

275 Technology Drive, Canonsburg, PA	15317
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (724) 746-3304

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 12, 2007, ANSYS, Inc. (the “Company”) entered into an Indemnification Agreement (the “Indemnification Agreement”) with William R. McDermott, a director of the Company (the “Director”), as further described below under Item 5.02 of this Current Report on Form 8-K.

Pursuant to the Indemnification Agreement, the Company has agreed, in certain circumstances, to indemnify the Director against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement incurred as a result of the fact that the Director, in his capacity as a director of the Company, is made or threatened to be made a party to any suit or proceeding. The Indemnification Agreement also provides for the advancement of expenses to the Director in connection with any suit or proceeding.

The above description of the Indemnification Agreement does not purport to be a complete statement of the parties’ rights and obligations thereunder. The above statements are qualified in their entirety by reference to the Indemnification Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers, Election of Directors, Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

On July 10, 2007, the Board of Directors of the Company elected William R. McDermott as a Class III Director to the Board of Directors to serve until the 2008 Annual Meeting of Stockholders or until his successor is elected and qualified or until his earlier death, resignation or removal. The Board of Directors has also appointed Mr. McDermott to the Compensation Committee. In connection with his service to the Company as a director, Mr. McDermott will be entitled to receive compensation consistent with that of the Company’s other non-affiliate independent directors who are not employees of the Company, as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 9, 2007 under the caption, “Our Board of Directors – Director Compensation,” which portion of such proxy statement is incorporated herein by reference.

Mr. McDermott was not selected as a director pursuant to any arrangement or understanding between Mr. McDermott and any other persons.

Since the beginning of the Company’s last fiscal year, there was no transaction or series of similar transactions, nor is there any currently proposed transaction or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000 and in which Mr. McDermott, or members of his immediately family, had or will have a direct or indirect material interest, other than his director compensation arrangements.

On July 13, 2007, the Company issued a press release in connection with Mr. McDermott’s election to the Board. The full text of the press release is set forth in Exhibit 99.1 and is incorporated herein by reference.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is also incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	Indemnification Agreement, dated July 12, 2007, between ANSYS, Inc. and William R. McDermott

99.1	ANSYS, Inc. press release dated July 13, 2007 entitled “Bill McDermott Named to ANSYS, Inc. Board of Directors”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANSYS, INC.

Date: July 13, 2007	By:	/s/ Sheila S. DiNardo
Sheila S. DiNardo – Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Indemnification Agreement, dated July 12, 2007, between ANSYS, Inc. and William R. McDermott

99.1	ANSYS, Inc. press release dated July 13, 2007 entitled “Bill McDermott Named to ANSYS, Inc. Board of Directors”